As filed with the Securities and Exchange Commission on August 20, 1997
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                               FILENET CORPORATION
             (Exact name of Registrant as specified in its charter)
              Delaware                                     95-3757924
    (State or other jurisdiction              (IRS Employer Identification No.)
  of incorporation or organization)
                              3565 Harbor Boulevard
                          Costa Mesa, California 92626
               (Address of principal executive offices) (Zip code)
                       ---------------------------------
                             1995 STOCK OPTION PLAN
                   1988 EMPLOYEE QUALIFIED STOCK PURCHASE PLAN
                  CERTAIN OPTION GRANT TO MR. ROBERTS PURSUANT
                        TO WRITTEN COMPENSATION AGREEMENT
                 CERTAIN OPTION GRANT TO MR. ERCANBRACK PURSUANT
                        TO WRITTEN COMPENSATION AGREEMENT
                            (Full title of the Plans)
                       ---------------------------------
                                Theodore J. Smith
                Chairman of the Board and Chief Executive Officer
                               FILENET CORPORATION
               3565 Harbor Boulevard, Costa Mesa, California 92626
                                 (714) 966-3400
          (Telephone number, including area code, of agent for service)
                       ---------------------------------
                        CALCULATION OF REGISTRATION FEE
================================================================================

                                                              Proposed              Proposed
        Title of                                               Maximum               Maximum
       Securities                        Amount               Offering              Aggregate             Amount of
          to be                          to be                  Price               Offering            Registration
       Registered                     Registered(1)           per Share               Price                  Fee
1995 STOCK OPTION PLAN
Common Stock,
$0.01 par value                    600,000 shares            $18.8125(2)          $11,287,500(2)           $3,420

1988 EMPLOYEE QUALIFIED STOCK PURCHASE PLAN
Common  Stock,
$0.01 par value                    150,000 shares            $18.8125(2)           $2,821875(2)              $855

OPTION GRANT TO MR. ROBERTS
Common Stock,
$0.01 par value                    300,000 shares            $14.3125(3)           $4,293,750(3)           $1,302

OPTION GRANT TO MR. ERCANBRACK
Common Stock,
$0.01 par value                     80,000 shares             $15.06(4)            $1,204,800(4)             $365

                                            Aggregate Filing Fee $5,942
================================================================================
(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1995 Stock Option Plan, the 1988 Employee Qualified Stock Purchase Plan, the Option Grant to Mr.
     Roberts or the Option Grant to Mr. Ercanbrack by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of outstanding shares of Common Stock of FileNet Corporation.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of Common Stock of FileNet Corporation on August 15, 1997, as reported on the Nasdaq National Market.

(3) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the exercise price in effect for the Option Grant made to Mr. Roberts.

(4) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the exercise price in effect for the Option Grant made to Mr. Ercanbrack.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

     FileNet Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, filed with the SEC on April 4, 1997;

     (b) The Registrant's Quarterly Report on Form 10-Q for the quarters ended June 30, 1997, and March 31, 1997, filed with the SEC on August 145, 1997, and May 15, 1997, respectively; and

     (c) The Registrant's Registration Statement No. 0-15997 on Form 8-A filed with the SEC on June 24, 1987, in which there is described the terms, rights and provisions applicable to the Registrant's Common Stock.


     All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


Item 4.  Description of Securities

     Not applicable.


Item 5.  Interests of Named Experts and Counsel

     Not applicable.


Item 6.  Indemnification of Directors and Officers

     Pursuant to the provisions of Section 145 of the General Corporation Law of Delaware, the Registrant as a Delaware corporation has power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the Registrant) by reason of the fact that he or she is or was a director, officer, employee or agent of the Registrant or of any corporation, partnership, joint venture, trust or other enterprise for which he or she is or was serving in such capacity at the request of the Registrant, against any and all expenses, judgments, fines and amounts paid in settlement which were reasonably incurred by him or her in connection with such action, suit or proceeding. The power to indemnify applies only if such person acted in good faith and in a manner he or she reasonably believed to be in the best interests, or not opposed to the best interests, of the Registrant and, with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful.

     The power to indemnify also applies to actions brought by or in the right of the Registrant, but only to the extent of defense and settlement expenses and not to any satisfaction of a judgment or settlement of the claim itself. In such actions, however, no indemnification will be made if there is any adjudication of negligence or misconduct, unless the court, in its discretion, feels that in the light of all the circumstances indemnification should apply.

     To the extent any such person is successful in the defense of the actions referred to above, such person is entitled pursuant to Section 145 of the General Corporation Law of Delaware to indemnification as described above.
Section 145 also grants power to advance litigation expenses upon receipt of an undertaking to repay such advances in the event no right to indemnification is subsequently shown. The Registrant may also obtain insurance at its expense to protect anyone who might be indemnified, or has a right to insist on indemnification, under the statute.


Item 7.  Exemption from Registration Claimed

     Not applicable.


Item 8.       Exhibits

Exhibit
  No.   Exhibit

4 Instruments Defining Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 0-15997 on Form 8-A thereto, which is incorporated herein by reference pursuant to Item 3(c) of this Registration Statement.
5    Opinion and Consent of Brobeck, Phleger & Harrison LLP.
23.1 Consent of Independent Accountants -- Deloitte & Touche LLP.
23.2 Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.
99.1 1995 Stock Option Plan (as Amended and Restated March 20, 1997).
99.2 Form of Notice of Grant of Stock Option (incorporated by reference to Exhibit No. 99.2 of Registration Statement No. 33-80899).
99.3 Form of Stock Option  Agreement  (incorporated  by reference to Exhibit No.
     99.3 of Registration Statement No. 33-80899).
99.4 Form of Addendum to Stock Option Agreement: Involuntary Termination Following Corporate Transaction (incorporated by reference to Exhibit No.
     99.4 of Registration Statement No. 33-80899).
99.5 Form of Addendum to Stock Option Agreement: Involuntary Termination Following Change in Control (incorporated by reference to Exhibit No. 99.5 of Registration Statement No. 33-80899).
99.6 Form of Salary Reduction Option Grant Election (incorporated by reference to Exhibit No. 99.6 of Registration Statement No. 33-80899).
99.7 Form of Notice of Grant under Salary Reduction Option Grant Program (incorporated by reference to Exhibit No. 99.7 of Registration Statement No. 33-80899).
99.8 Form of Salary Reduction Stock Option Agreement (incorporated by reference to Exhibit No. 99.8 of Registration Statement No. 33-80899).
99.9 Form of Notice of Grant of  Non-Employee  Director  Automatic Stock Option:
     Initial Grant (incorporated by reference to Exhibit No. 99.9 of Registration Statement No. 33-80899).
99.10Form of Notice of Grant of  Non-Employee  Director  Automatic Stock Option:
     Annual Grant (incorporated by reference to Exhibit No. 99.10 of Registration Statement No. 33-80899).

99.11Form of Automatic Stock Option Agreement.
99.12Form of Director  Fee  Election  (incorporated  by reference to Exhibit No.
     99.12 of Registration Statement No. 33-80899).
99.13Form of  Notice  of Grant  of  Non-Employee  Director  Stock  Option  under
     Director Fee Option Grant Program (incorporated by reference to Exhibit No.
     99.13 of Registration Statement No. 33-80899).
99.14Form of Director Fee Stock Option  Agreement  (incorporated by reference to
     Exhibit No. 99.14 of Registration Statement No. 33-80899).
99.151988 Employee Qualified Stock Purchase Plan (as Amended and Restated through 3/20/97).
99.16Written Compensation Agreement between Registrant and Mr. Roberts. 99.17Non-Statutory Stock Option Agreement (with Notice of Grant of Stock Option and Special Addendum) between Registrant and Mr. Roberts.
99.18Written Compensation Agreement between Registrant and Mr. Ercanbrack. 99.19Non-Statutory Stock Option Agreement (with Notice of Grant of Stock Option and Special Addendum) between Registrant and Mr. Ercanbrack.

Item 9.  Undertakings

     A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"), (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses
(1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold upon the termination of the Registrant's 1995 Stock Option Plan or the 1988 Employee Qualified Stock Purchase Plan or upon the expiration of the Option Grant made to Mr. Roberts or the Option Grant made to Mr. Ercanbrack.

     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnity provisions summarized in Item 6 or otherwise, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Costa Mesa, State of California on August 20, 1997.


                                                       FILENET CORPORATION


                                                       By: /s/ Theodore J. Smith
                                                       Theodore J. Smith
                                                       Chairman of the Board and
                                                       Chief Executive Officer



                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned officers and directors of FileNet Corporation, a Delaware corporation, do hereby constitute and appoint Theodore J. Smith and Mark S. St. Clare, and each of them, the lawful attorneys-in-fact and agents, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulation or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                          Title                          Date




/s/ Theodore J. Smith      Chairman of the Board and             August 20, 1997
Theodore J. Smith          Chief Executive Officer
                           (Principal Executive Officer)

Signatures                          Title                         Date




/s/Lee David Roberts       President and Chief Operating Officer August 20, 1997
Lee David Roberts




/s/ Mark S. St. Clare      Senior Vice President, Finance,       August 20, 1997
Mark S. St. Clare          Chief Financial Officer & Secretary
                           (Principal Financial Officer)
                           (Principal Accounting Officer)




/s/ Frederick K. Fluegel   Director                                July 16, 1997
Frederick K. Fluegel




/s/ John C. Savage         Director                              August 20, 1997
John C. Savage




/s/ William P. Lyons       Director                              August 20, 1997
William P. Lyons

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933


                               FILENET CORPORATION

                                  EXHIBIT INDEX

Exhibit
 No.      Exhibit

4 Instruments Defining Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 0-15997 on Form 8-A thereto, which is incorporated herein by reference pursuant to Item 3(c) of this Registration Statement.
5         Opinion and Consent of Brobeck, Phleger & Harrison LLP.
23.1      Consent of Independent Accountants -- Deloitte & Touche LLP.
23.2      Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.
99.1      1995 Stock Option Plan (As Amended and Restated March 20, 1997).
99.2 Form of Notice of Grant of Stock Option (incorporated by reference to Exhibit No. 99.2 of Registration Statement No. 33-80899).
99.3 Form of Stock Option Agreement (incorporated by reference to Exhibit No. 99.3 of Registration Statement No. 33-80899).
99.4 Form of Addendum to Stock Option Agreement: Involuntary Termination Following Corporate Transaction (incorporated by reference to Exhibit No. 99.4 of Registration Statement No. 33-80899).
99.5 Form of Addendum to Stock Option Agreement: Involuntary Termination Following Change in Control (incorporated by reference to Exhibit No.
          99.5 of Registration Statement No. 33-80899).
99.6 Form of Salary Reduction Option Grant Election (incorporated by reference to Exhibit No. 99.6 of Registration Statement No. 33-80899).
99.7 Form of Notice of Grant under Salary Reduction Option Grant Program. (incorporated by reference to Exhibit No. 99.7 of Registration Statement No. 33-80899).
99.8 Form of Salary Reduction Stock Option Agreement (incorporated by reference to Exhibit No. 99.8 of Registration Statement No. 33-80899).
99.9      Form of  Notice  of Grant of  Non-Employee  Director  Automatic  Stock
          Option: Initial Grant (incorporated by reference to Exhibit No. 99.9 of Registration Statement No. 33-80899).
99.10     Form of  Notice  of Grant of  Non-Employee  Director  Automatic  Stock
          Option: Annual Grant (incorporated by reference to Exhibit No. 99.10 of Registration Statement No. 33-80899).
99.11     Form of Automatic Stock Option Agreement.
99.12 Form of Director Fee Election (incorporated by reference to Exhibit No. 99.12 of Registration Statement No. 33-80899).
99.13 Form of Notice of Grant of Non-Employee Director Stock Option under Director Fee Option Grant Program (incorporated by reference to Exhibit No. 99.13 of Registration Statement No. 33-80899).
99.14 Form of Director Fee Stock Option Agreement (incorporated by reference to Exhibit No. 99.14 of Registration Statement No. 33-80899).
99.15 1988 Employee Qualified Stock Purchase Plan (As Amended and Restated through 3/20/97).
99.16     Written Compensation Agreement between Registrant and Mr. Roberts.
99.17 Non-Statutory Stock Option Agreement (with Notice of Grant of Stock Option and Special Addendum) between Registrant and Mr. Roberts. 99.18 Written Compensation Agreement between Registrant and Mr. Ercanbrack.
99.19 Non-Statutory Stock Option Agreement (with Notice of Grant of Stock Option and Special Addendum) between Registrant and Mr. Ercanbrack.